Exhibit 99.2
CAPELLA EDUCATION COMPANY
Non-GAAP Pro-Forma Statement of Income and Earnings per Common Share

Non-GAAP Income Statements and Earnings Per Common Share:
The following non-GAAP pro-forma income statements and earnings per common share amounts are non-GAAP financial measures consisting of the consolidated income statements and earnings per common share amounts excluding the impact of Arden University for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, and December 31, 2015 as well as for the year-ended December 31, 2014. The following tables provide a reconciliation of the consolidated income statements and earnings per common share amounts, which are the most directly comparable GAAP to non-GAAP measures.

Three Months Ended March 31, 2015
(In thousands, except per share amounts)

	Capella Education Company (GAAP)	Arden University (Non-GAAP) Adjustments	Capella Education Company (excluding Arden University)
	Three Months Ended	Three Months Ended	Three Months Ended
	March 31, 2015	March 31, 2015	March 31, 2015
Revenues	$109,074	$(3,373)	$105,701
Costs and expenses:
Instructional costs and services	47,061	(1,819)	45,242
Marketing and promotional	27,500	(1,159)	26,341
Admissions advisory	7,204	(252)	6,952
General and administrative	10,529	(973)	9,556
Total costs and expenses	92,294	(4,203)	88,091
Operating income	16,780	830	17,610
Other expense, net	(146)	133	(13)
Income before income taxes	16,634	963	17,597
Income tax expense	6,597	—	6,597
Net income	$10,037	$963	$11,000
Net income per common share:
Basic	$0.82	$0.08	$0.90
Diluted	$0.80	$0.08	$0.88
Weighted average number of common shares outstanding:
Basic	12,228		12,228
Diluted	12,485		12,485

CAPELLA EDUCATION COMPANY
Non-GAAP Pro-Forma Statement of Income and Earnings per Common Share
Three Months Ended June 30, 2015
(In thousands, except per share amounts)

	Capella Education Company (GAAP)	Arden University (Non-GAAP) Adjustments	Capella Education Company (excluding Arden University)
	Three Months Ended	Three Months Ended	Three Months Ended
	June 30, 2015	June 30, 2015	June 30, 2015
Revenues	$108,007	$(3,423)	$104,584
Costs and expenses:
Instructional costs and services	47,369	(1,842)	45,527
Marketing and promotional	25,798	(1,085)	24,713
Admissions advisory	7,353	(236)	7,117
General and administrative	10,372	(1,204)	9,168
Total costs and expenses	90,892	(4,367)	86,525
Operating income	17,115	944	18,059
Other income (expense), net	54	(64)	(10)
Income before income taxes	17,169	880	18,049
Income tax expense	6,838	—	6,838
Net income	$10,331	$880	$11,211
Net income per common share:
Basic	$0.85	$0.07	$0.92
Diluted	$0.83	$0.07	$0.90
Weighted average number of common shares outstanding:
Basic	12,187		12,187
Diluted	12,400		12,400

CAPELLA EDUCATION COMPANY
Non-GAAP Pro-Forma Statement of Income and Earnings per Common Share
Three Months Ended September 30, 2015
(In thousands, except per share amounts)

	Capella Education Company (GAAP)	Arden University (Non-GAAP) Adjustments	Capella Education Company (excluding Arden University)
	Three Months Ended	Three Months Ended	Three Months Ended
	September 30, 2015	September 30, 2015	September 30, 2015
Revenues	$103,711	$(3,577)	$100,134
Costs and expenses:
Instructional costs and services	48,221	(1,682)	46,539
Marketing and promotional	25,860	(1,256)	24,604
Admissions advisory	7,390	(249)	7,141
General and administrative	8,772	(1,053)	7,719
Total costs and expenses	90,243	(4,240)	86,003
Operating income	13,468	663	14,131
Other income (expense), net	24	(29)	(5)
Income before income taxes	13,492	634	14,126
Income tax expense	5,320	(5)	5,315
Net income	$8,172	$639	$8,811
Net income per common share:
Basic	$0.68	$0.05	$0.73
Diluted	$0.67	$0.05	$0.72
Weighted average number of common shares outstanding:
Basic	12,027		12,027
Diluted	12,237		12,237

CAPELLA EDUCATION COMPANY
Non-GAAP Pro-Forma Statement of Income and Earnings per Common Share
Three Months Ended December 31, 2015
(In thousands, except per share amounts)

	Capella Education Company (GAAP)	Arden University (Non-GAAP) Adjustments	Capella Education Company (excluding Arden University)
	Three Months Ended	Three Months Ended	Three Months Ended
	December 31, 2015	December 31, 2015	December 31, 2015
Revenues	$109,475	$(3,345)	$106,130
Costs and expenses:
Instructional costs and services	47,201	(1,626)	45,575
Marketing and promotional	25,255	(1,284)	23,971
Admissions advisory	7,246	(250)	6,996
General and administrative	10,103	(1,048)	9,055
Total costs and expenses	89,805	(4,208)	85,597
Operating income	19,670	863	20,533
Other expense, net	(150)	45	(105)
Income before income taxes	19,520	908	20,428
Income tax expense	7,872	(59)	7,813
Net income	$11,648	$967	$12,615
Net income per common share:
Basic	$0.98	$0.08	$1.06
Diluted	$0.96	$0.08	$1.04
Weighted average number of common shares outstanding:
Basic	11,881		11,881
Diluted	12,087		12,087

CAPELLA EDUCATION COMPANY
Non-GAAP Pro-Forma Statement of Income and Earnings per Common Share
Year-Ended December 31, 2014
(In thousands, except per share amounts)

	Capella Education Company (GAAP)	Arden University (Non-GAAP) Adjustments	Capella Education Company (excluding Arden University)
	Year-Ended	Year-Ended	Year-Ended
	December 31, 2014	December 31, 2014	December 31, 2014
Revenues	$421,967	$(13,723)	$408,244
Costs and expenses:
Instructional costs and services	185,503	(7,165)	178,338
Marketing and promotional	99,790	(4,290)	95,500
Admissions advisory	28,042	(982)	27,060
General and administrative	41,847	(4,786)	37,061
Lease amendment charges	2,690	—	2,690
Total costs and expenses	357,872	(17,223)	340,649
Operating income	64,095	3,500	67,595
Other expense, net	(725)	448	(277)
Income before income taxes	63,370	3,948	67,318
Income tax expense	25,427	43	25,470
Net income	$37,943	$3,905	$41,848
Net income per common share:
Basic	$3.09	$0.32	$3.41
Diluted	$3.03	$0.31	$3.34
Weighted average number of common shares outstanding:
Basic	12,286		12,286
Diluted	12,535		12,535